1 Tempur Sealy International, Inc. October 29, 2015 Earnings Call Presentation 3Q 2015

2 Forward-Looking Statements Note Regarding Trademarks, Trade Names and Service Marks: TEMPUR, Tempur-Pedic, TEMPUR-Cloud, TEMPUR-Choice, TEMPUR-Weightless, TEMPUR-Contour, TEMPUR-Rhapsody, TEMPUR-Flex, GrandBed, TEMPUR-Simplicity, TEMPUR-Ergo, TEMPUR-UP, TEMPUR-Neck, TEMPUR-Symphony, TEMPUR-Comfort, TEMPUR-Traditional, TEMPUR-Home, Sealy, Sealy Posturepedic, Stearns & Foster, and Optimum are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners. This investor presentation contains "forward-looking statements," within the meaning of the federal securities laws, which include information concerning one or more of the Company's plans, objectives, goals, strategies, and other information that is not historical information. When used in this presentation, the words "estimates," "expects," "guidance," "anticipates," "projects," "plans," "proposed," "intends," "believes," and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding net sales and adjusted EPS for 2015 and performance generally for the fourth quarter of 2015 and full year 2015 and subsequent years. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include risks associated with the Company’s capital structure and increased debt level; the ability to successfully integrate Sealy Corporation into the Company’s operations and realize cost and revenue synergies and other benefits from the transaction; whether the Company will realize the anticipated benefits from its asset dispositions in 2014 and the acquisition of brand rights in certain international markets in 2014; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in product and channel mix and the impact on the Company's gross margin; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on the Company's business segments; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the Company’s retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the effects of consolidation of retailers on revenues and costs; the Company’s ability to expand brand awareness, distribution and new products; the Company’s ability to continuously improve and expand its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company’s operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax, regulatory or investigation proceedings; changing commodity costs; the effect of future legislative or regulatory changes; and disruptions to the implementation of the Company's strategic priorities and business plan caused by abrupt changes in the Company's senior management team and Board of Directors. There are a number of risks and uncertainties and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from those expressed as forward-looking statements in this investor presentation, including the risk factors discussed under the heading "Risk Factors" under ITEM 1A of Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2014 and under ITEM 1A of Part 2 of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015. There may be other factors that may cause the Company's actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance please refer to the Company’s SEC filings.

3Q 2015 – Overall Key Takeaways Note 1: For information on the methodology used to present constant currency basis please refer to “Constant Currency Information” at the end of this presentation. Note 2: Adjusted EBITDA is a non-GAAP financial measure. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted EBITDA, including the adjustments from the applicable GAAP information. Note 3: Adjusted EPS is a non-GAAP financial measure. Please refer to the “Use of Non-GAAP Financial Measures” at the end of this presentation for more information regarding the definition of adjusted EPS, including the adjustments from the applicable GAAP information. Note 4: Represents the ratio of consolidated funded debt less qualified cash to adjusted EBITDA, which is a non-GAAP financial measure. For a calculation of this ratio as of September 30, 2014 and September 30, 2015 and our use of this non-GAAP financial measure, please refer to “Use of Non-GAAP Financial Measures” at the end of this presentation. Note 5: Represents the ratio of consolidated funded debt less qualified cash to EBITDA in accordance with the Company’s senior secured credit facility, which is a non-GAAP financial measure. For a calculation of this ratio as of September 30, 2014 and September 30, 2015 and our use of this non-GAAP financial measure, please refer to “Use of Non-GAAP Financial Measures” at the end of this presentation.  Net sales increased 6.4%, and 10.6% in constant currency1  Tempur-Pedic brand sales in North America were an all-time record with high-teens growth versus last year  Adjusted EBITDA2 margins expanded to 16.2% and led to 19% adjusted EBITDA growth  Adjusted EPS3 increased 26%, and 36% in constant currency  Strong 3Q operating cash flow growth of over 20% as compared to last year  Leverage ratio4 improved to 3.3x from 4.1x last year  Leverage ratio5 as calculated under the senior secured credit facilities improved to 3.5x from 4.1x last year 3

4 Revised FY 2015 Guidance1 FY 2015 Guidance New Guidance Range Y/Y Chg. Old Guidance Range Net Sales $3.150 to $3.175 Billion +5% to +6% $3.125 to $3.175 Billion Adjusted EPS $3.10 to $3.20 +17% to +21% $3.00 to $3.20 Note 1: Management estimates. Please refer to “Forward Looking Statements”. Note 2: Adjusted EPS is a non-GAAP financial measure. Please refer to the “Use of Non-GAAP Financial Measures” at the end of this presentation for more information regarding the definition of adjusted EPS, including the adjustments from the applicable GAAP information.  FY 2015 adjusted EPS2 guidance range of $3.10 to $3.20  Includes technical adjustments of $0.06 related to higher interest expense and higher share count, which were not included in prior guidance  In 4Q 2015, expect continued sales growth from new products, further margin expansion year- over-year, strong free cash flow generation, and further deleveraging

3Q 2015 – Consolidated Performance Summary

- **Net sales increased 6.4% (+10.6% constant currency[1])**
- **Adjusted operating margin[2] increased 230 basis points to 14.1%**
  - 2015 GAAP operating margin was 12.6% versus 2014 GAAP operating margin was 10.5%
- **Adjusted EBITDA[3] increased 19% (+26% constant currency)**
- **Adjusted EPS[4] increased 26% (+36% constant currency)**
  - 2015 GAAP EPS was $0.64 and 2014 GAAP EPS was $0.60
  - Foreign exchange had a negative adjusted EPS impact of $0.09 as compared to last year



+6.4% Actual (+10.6% Constant Currency)
+19% Actual (+26% Constant Currency)
+26% Actual (+36% Constant Currency)
3Q-14
3Q-15
$827.4
$880.0
38.8%
41.3%
11.8%
14.1%
$119.5
$142.3
$0.88
$1.11
4.1x
3.5x
Net Sales
Adjusted Gross Margin
Adjusted Operating Margin
Adjusted EBITDA
Adjusted EPS
Leverage 5

Note 1: For information on the methodology used to present constant currency information please refer to "Constant Currency Information" at the end of this presentation.
Note 2: Adjusted gross margin and adjusted operating margin are non-GAAP financial measures. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted gross margin and adjusted operating margin.
Note 3: Adjusted EBITDA is a non-GAAP financial measure. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted EBITDA, including the adjustments from the applicable GAAP information.
Note 4: Adjusted EPS is a non-GAAP financial measure. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted EPS, including the adjustments from the applicable GAAP information. GAAP net income was $40.2 million in 3Q 2015 and GAAP net income was $37.1 million in 3Q 2014.
Note 5: Represents the ratio of consolidated funded debt less qualified cash to EBITDA in accordance with the Company's senior secured credit facility, which is a non-GAAP financial measure. For a calculation of this ratio as of September 30, 2014 and September 30, 2015 and our use of this non-GAAP financial measure, please refer to "Use of Non-GAAP Financial Measures" at the end of this presentation.

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3Q 2015 – North America Performance Summary

- **North America net sales increased 8.2% (+9.8% constant currency[1])**
  - U.S. net sales +9.6%, Canada net sales -6.8% (+12.1% constant currency)
  - Bedding products net sales increased 7.0%, driven by a 4% unit increase
- **Adjusted gross margin[2] improved 310bps to 39.1%**
- **Adjusted operating margin[2] increased 260bps to 16.4%**



North America
+8.2% Actual (+9.8% Constant Currency)
+310bps Actual
+260bps Actual
3Q-14
3Q-15
$685.3
$741.2
35.6%
38.8%
36.0%
39.1%
12.6%
16.0%
13.8%
16.4%
Net Sales
GAAP Gross Margin
Adjusted Gross Margin
GAAP Operating Margin
Adjusted Operating Margin

Note 1: For information on the methodology used to present constant currency basis please refer to "Constant Currency Information" at the end of this presentation.
Note 2: Adjusted gross margin and adjusted operating margin are non-GAAP financial measures. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted gross margin and adjusted operating margin, including the adjustments from the applicable GAAP information.

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3Q 2015 – International Performance Summary

- **International net sales decreased 2.3% to $138.8 million (+14.1% constant currency[1])**
  - Constant currency sales growth across all regions
  - Bedding product net sales increased 0.6% (+18% constant currency, driven by a +26% unit increase)
- **Adjusted gross margin[2] increased slightly to 52.7% from 52.6%**
- **Adjusted operating margin[2] declined slightly to 18.5% from 18.9%**



International
-2.3% Actual (+14.1% Constant Currency)
+10bps Actual
-40bps Actual
3Q-14
3Q-15
$142.1
$138.8
52.5%
51.8%
52.6%
52.7%
18.4%
16.6%
18.9%
18.5%
Net Sales
GAAP Gross Margin
Adjusted Gross Margin
GAAP Operating Margin
Adjusted Operating Margin

Note 1: For information on the methodology used to present constant currency basis please refer to "Constant Currency Information" at the end of this presentation.
Note 2: Adjusted gross margin and adjusted operating margin are non-GAAP financial measures. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted gross margin and adjusted operating margin, including the adjustments from the applicable GAAP information.

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8 3Q 2015 – GAAP Net Income to Adjusted Net Income Bridge The third quarter 2015 had a number of adjustments to the reported GAAP numbers. Below is a bridge from GAAP net income to adjusted net income. These after tax adjustments are also detailed on slide 11. • The German legal settlement accounted for $17.6 million • Non-cash interest expense and financing costs of $8.3 million related to the Company’s senior notes offering • Integration costs of $4.2 million related to the transitioning of manufacturing facilities, and other costs related to the continued alignment of the North America business segment related to the Sealy Acquisition • Executive management transition and retention compensation of $3.9 million related to the transition of certain executive officers • Initial phase of streamlining costs of $1.7 million related to corporate headcount reductions, as well as certain store closures • Other income of approximately $6.6 million related to cash received from a partial settlement of a legal dispute with certain suppliers

Appendix 9

Use of Non-GAAP Financial Measures In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted EPS, adjusted gross profit, adjusted gross margin, adjusted operating income (expense), adjusted operating margin, EBITDA, EBITDA in accordance with the Company's senior secured credit facility, adjusted EBITDA, consolidated funded debt and consolidated funded debt less qualified cash, which are not recognized terms under GAAP and do not purport to be alternatives to net income and earnings per share as a measure of operating performance or total debt. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. Adjusted Net Income and Adjusted EPS A reconciliation of GAAP net income to adjusted net income and GAAP EPS to adjusted EPS is provided on slide 11. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the impact of various integration costs associated with the acquisition of Sealy Corporation ("Sealy") and its historical subsidiaries (the "Sealy Acquisition"), including the transition of manufacturing facilities in North America, redemption value adjustments to the carrying value of the Company’s redeemable non- controlling interest, executive management transition and related retention compensation, certain restructuring costs, interest expense and financing costs related to the accelerated amortization of deferred financing costs associated with voluntary prepayments of the Company’s term loans, legal fees and the settlement the Company will pay to the German Federal Cartel Office ("FCO") to fully resolve the FCO's antitrust investigation, and other non-recurring items, including income from the partial settlement of a legal dispute. EBITDA and Adjusted EBITDA A reconciliation of the Company's GAAP net income to EBITDA and adjusted EBITDA are provided on slides 12-14. Management believes that the use of EBITDA and adjusted EBITDA also provides investors with useful information with respect to the Company’s performance excluding the impact of various integration costs associated with the Sealy Acquisition, including the transition of manufacturing facilities in North America, additional costs related to the Company's 2015 Annual Meeting and related issues, the executive management transition and related retention compensation, certain restructuring costs, interest expense and financing costs related to the accelerated amortization of deferred financing costs associated with voluntary prepayments of the Company’s term loans, legal fees and the settlement the Company will pay to the FCO to fully resolve the FCO's antitrust investigation, and other non-recurring items, including income from the partial settlement of a legal dispute. EBITDA in accordance with the Company's senior secured credit facility, Funded debt and Funded debt less qualified cash A reconciliation of the Company's GAAP net income to EBITDA in accordance with the Company's senior secured credit facility (which the Company may refer to as "EBITDA for covenant compliance purposes") and a reconciliation of total debt to consolidated funded debt and consolidated funded debt less qualified cash are provided on slide 15. In addition, a calculation of the ratio of consolidated funded debt less qualified cash to EBITDA determined in accordance with the Company’s senior secured credit facility is provided below. Management believes that presenting these non-GAAP measures provides investors with useful information with respect to the terms of the Company’s senior secured credit facility and the Company’s compliance with key financial covenants. In addition to providing the ratio calculation in accordance with the Company's senior secured credit facility as described above, the Company also provides on slide 16 a calculation of the ratio of consolidated funded debt less qualified cash to Adjusted EBITDA. Although not relevant for purposes of assessing compliance with the Company's current financial covenants, the Company provides this as supplemental information to investors to provide more general information about the Company's progress in reducing its leverage. For more information regarding adjusted EPS, adjusted EBITDA and other terms used in the Company’s senior secured facility, please refer to the Company’s SEC filings. Adjusted Gross Margin and Adjusted Operating Margin A reconciliation of GAAP gross profit and gross margin to adjusted gross profit and gross margin, respectively, and GAAP operating income (loss) and operating margin to adjusted operating income (loss) and operating margin, respectively, is provided on slides 17-18. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the Company’s gross profit, operating income and margin performance excluding the impact of various integration costs associated with the Sealy Acquisition, including the transition of manufacturing facilities in North America, the executive management transition and related retention compensation, certain restructuring costs and legal fees associated with the settlement the Company will pay to the FCO to fully resolve the FCO's antitrust investigation. 10

3Q 2015 Adjusted EPS Reconciliation

(in millions, except per share amounts)	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014
GAAP net income	$ 40.2	$ 37.1
Plus:		
German legal settlement [1]	17.6	—
Interest expense and financing costs, net of tax [2]	8.3	2.7
Other income, net of tax [3]	(6.6)	—
Integration costs, net of tax [4]	4.2	7.6
Executive management transition and retention compensation, net of tax [5]	3.9	—
Restructuring costs, net of tax [6]	1.7	—
Redemption value adjustment on redeemable non-controlling interest, net of tax [7]	0.2	—
Loss on disposal of business, net of tax [8]	—	2.0
Adjustment of income taxes to normalized rate [9]	0.4	5.4
Adjusted net income	$ 69.9	$ 54.8
GAAP earnings per share, diluted	$ 0.64	$ 0.60
German legal settlement [1]	0.28	—
Interest expense and financing costs, net of tax [2]	0.13	0.04
Other income, net of tax [3]	(0.10)	—
Integration costs, net of tax [4]	0.07	0.12
Executive management transition and retention compensation, net of tax [5]	0.06	—
Restructuring costs, net of tax [6]	0.03	—
Loss on disposal of business, net of tax [8]	—	0.03
Adjustment of income taxes to normalized rate [9]	—	0.09
Adjusted earnings per share, diluted	$ 1.11	$ 0.88
Diluted shares outstanding	62.9	62.1

(1) German legal settlement represents the previously announced €15.5 million settlement the Company will pay to the FCO to fully resolve the FCO's antitrust investigation and related legal fees.
(2) Interest expense and financing costs in the third quarter of 2015 represents non-cash interest costs related to the accelerated amortization of deferred financing costs associated with the $493.8 million voluntary prepayment of the Company's term loans, subsequent to the issuance by the Company of $450 million aggregate principal amount of 5.625% senior notes due 2023. Interest expense and financing costs in the third quarter of 2014 represents costs related to the accelerated amortization of deferred financing costs associated with a voluntary prepayment of the Company's term loans. Excluding the tax effect, the interest expense and financing costs are $12.0 million and $3.6 million, for the third quarter of 2015 and 2014, respectively.
(3) Other income includes income from a partial settlement of a legal dispute in the third quarter of 2015. Excluding the tax effect, other income is $9.5 million.
(4) Integration costs represents costs, including legal fees, professional fees, compensation costs and other charges related to the transition of manufacturing facilities, and other costs related to the continued alignment of the North America business segment related to the Sealy Acquisition. Excluding the tax effect, the integration costs are $6.1 million and $10.5 million for the third quarter of 2015 and 2014, respectively.
(5) Executive management transition and retention compensation represents certain costs associated with the transition of certain of the Company's executive officers. Excluding the tax effect, the executive management transition and retention compensation cost is $5.2 million.
(6) Restructuring costs represents costs associated with headcount reduction and store closures. Excluding the tax effect, the restructuring costs are $2.4 million.
(7) Redemption value adjustment on redeemable non-controlling interest represents a $0.2 million adjustment, net of tax, to adjust the carrying value of the redeemable non-controlling interest as of September 30, 2015 to its redemption value. Excluding the tax effect, the redemption value adjustment on redeemable non-controlling interest is $0.3 million.
(8) Loss on disposal of business represents costs associated with the disposition of the three Sealy U.S. innerspring component production facilities and related equipment. Excluding the tax effect, the loss on disposal of business is $2.8 million.
(9) Adjustment of income taxes to normalized rate represents adjustments associated with the aforementioned items and other discrete income tax events.

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3Q Adjusted EBITDA Reconciliation 12 (1) Other income includes income from a partial settlement of a legal dispute. (2) Integration costs represents costs, including legal fees, professional fees, compensation costs and other charges related to the transition of manufacturing facilities, and other costs related to the continued alignment of the North America business segment related to the Sealy Acquisition. (3) Restructuring costs represents costs associated with headcount reduction and store closures. (4) Loss on disposal of business represents costs associated with the disposition of the three Sealy U.S. innerspring component production facilities and related equipment. (5) Redemption value adjustment on redeemable non-controlling interest represents a $0.2 million adjustment, net of tax, to adjust the carrying value of the redeemable non-controlling interest as of September 30, 2015 to its redemption value. (6) German legal settlement represents the previously announced €15.5 million settlement the Company will pay to the FCO to fully resolve the FCO's antitrust investigation and related legal fees. (7) Executive management transition and retention compensation represents certain costs associated with the transition of certain of the Company's executive officers. Three Months Ended Three Months Ended (in millions) September 30, 2015 September 30, 2014 GAAP net income $ 40.2 $ 37.1 Interest expense 33.2 25.3 Income taxes 25.0 22.4 Depreciation & amortization 23.0 21.4 EBITDA $ 121.4 $ 106.2 Adjustments for financial covenant purposes: Other income (1) (9.5) — Integration costs (2) 6.1 10.5 Restructuring costs (3) 2.2 — Loss on disposal of business (4) — 2.8 Redemption value adjustment on redeemable non-controlling interest, net of tax(5) 0.2 — EBITDA in accordance with the Company's senior secured credit facility $ 120.4 $ 119.5 Additional adjustments: German legal settlement (6) 17.6 — Executive transition and retention compensation (7) 4.3 — Adjusted EBITDA $ 142.3 $ 119.5

13 (1) Integration costs represents costs, including legal fees, professional fees, compensation costs and other charges related to the transition of manufacturing facilities, and other costs related to the continued alignment of the North America business segment related to the Sealy Acquisition. (2) Other represents income from certain other non-recurring items, including $25.1 million of income from a partial settlement of a legal dispute, offset by $2.1 million of additional costs related to the Company's 2015 Annual Meeting and related issues. (3) Restructuring costs represents costs associated with headcount reduction and store closures. (4) Financing costs represent costs incurred in connection with the amendment of the Company's senior secured credit facility. (5) Redemption value adjustment on redeemable non-controlling interest represents a $1.1 million adjustment, net of tax, to adjust the carrying value of the redeemable non-controlling interest as of September 30, 2015 to its redemption value. (6) German legal settlement represents the previously announced €15.5 million settlement the Company will pay to the FCO to fully resolve the FCO's antitrust investigation and related legal fees. (7) Executive management transition and retention compensation represents certain costs associated with the transition of certain of the Company's executive officers. (8) 2015 Annual Meeting costs represent additional costs related to the Company's 2015 Annual Meeting and related issues. Twelve Months Ended September 30, 2015 Adjusted EBITDA Reconciliation Twelve Months Ended (in millions) September 30, 2015 Net income $ 131.4 Interest expense 95.5 Income taxes 64.8 Depreciation & amortization 94.1 EBITDA $ 385.8 Adjustments for financial covenant purposes: Integration costs (1) 42.9 Other (2) (23.0) Restructuring (3) 2.2 Financing costs (4) 1.0 Redemption value adjustment on redeemable non-controlling interest, net of tax (5) 1.1 EBITDA in accordance with the Company's senior secured credit facility $ 410.0 Additional adjustments: German legal settlement (6) 17.6 Executive transition and retention compensation (7) 7.3 2015 Annual Meeting costs (8) 4.2 Adjusted EBITDA $ 439.1

14 (1) Loss on disposal of business represents costs associated with the disposition of the three U.S. innerspring component production facilities and related equipment. (2) Transaction and integration represents costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy acquisition. Note: Adjusted EBITDA in the reconciliation above is the same as EBITDA in accordance with the Company’s senior secured credit facility. (1) Twelve Months Ended September 30, 2014 Adjusted EBITDA Reconciliation Twelve Months Ended (in millions) September 30, 2014 Net income $ 89.8 Interest expense 93.1 Income taxes 65.9 Depreciation & amortization 92.0 EBITDA $ 340.8 Adjustments for financial covenant purposes: Loss on disposal of business 23.2 Transaction costs 0.3 Integration costs 28.5 Adjusted EBITDA $ 392.8 (2) (2)

Debt Reconciliation and Leverage Ratio Calculation Reconciliation of Total Debt to Consolidated Funded Debt Less Qualified Cash 15 (1) Qualified cash as defined in the credit agreement equals 100.0% of unrestricted domestic cash plus 60.0% of unrestricted foreign cash. For purposes of calculating leverage ratios, qualified cash is capped at $150.0 million. (1) The ratio of consolidated funded debt less qualified cash to EBITDA in accordance with the Company’s senior secured credit facility was 3.53 times, within the Company's financial covenant under its senior secured credit facility, which requires this ratio be less than 4.75 times at September 30, 2015. Calculation of consolidated funded debt less qualified cash to EBITDA in accordance with the Company’s senior secured credit facility As of September 30, 2014 $ $ 1,646.8 17.1 $ $ 1,663.9 41.0 24.5 $ $ 1,598.4 As of September 30, 2014 $ 1,598. 3 2.8 4.1 times (1) (in millions) As of September 30, 2015 Total debt $ 1,486.3 Plus: Letters of credit outstanding 19.8 Co solidate funded debt $ 1,506.1 Less: Domestic qualified cash (1) 40.0 Foreign qualified cash (1) 19.1 Consolidated funded debt less qualified cash $ 1,447.0 ($ in millions) As of September 30, 2015 Consolidated funded debt less qualified cash $ 1,447.0 EBITDA in accordance with the Company's senior secured credit facility 410.0 3.53 times (1)

Leverage Ratio Calculation 16 Calculation of consolidated funded debt less qualified cash to adjusted EBITDA As of September 30, 2014 $ 1,598. 3 2.8 4.1 times (1) ($ in millions) As of September 30, 2015 Consolidated funded debt less qualified cash $ 1,447.0 Adjusted EBITDA 439.1 3.30 times

3Q 2015 Adjusted Gross And Operating Margin Reconciliation

(in millions, except percentages)	3Q 2015 Consolidated	Margin	North America (1)	Margin	International (2)	Margin	Corporate (3)
Net sales	$ 880.0		$ 741.2		$ 138.8		—
Gross profit	359.6	40.9%	287.7	38.8%	71.9	51.8%	—
Adjustments	3.5		2.2		1.3		—
Adjusted gross profit	363.1	41.3%	289.9	39.1%	73.2	52.7%	—
Operating income (expense)	110.9	12.6%	118.4	16.0%	23.0	16.6%	(30.5)
Adjustments	13.1		3.0		2.7		7.4
Adjusted operating income (expense)	$ 124.0	14.1%	$ 121.4	16.4%	$ 25.7	18.5%	$ (23.1)

(1) Adjustments for the North America business segment represent integration costs, which include compensation costs, professional fees and other charges related to the transition of manufacturing facilities and distribution network, and other costs to support the continued alignment of the North America business segment related to the Sealy Acquisition, as well as executive management retention compensation incurred in connection with executive management transition.
(2) Adjustments for the International business segment represent integration costs incurred in connection with the introduction of Sealy products in certain international markets, certain restructuring costs as well as executive management retention compensation incurred in connection with executive management transition.
(3) Adjustments for Corporate represent integration costs which include legal fees, professional fees and other charges to align the business related to the Sealy Acquisition, certain restructuring costs as well as executive management transition expense and related retention compensation.

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3Q 2014 Adjusted Gross And Operating Margin Reconciliation

(in millions, except percentages)	3Q 2014 Consolidated	Margin	North America (1)	Margin	International (2)	Margin	Corporate (3)
Net sales	$ 827.4		$ 685.3		$ 142.1		—
Gross profit	318.5	38.5%	243.9	35.6%	74.6	52.5%	—
Adjustments	2.6		2.5		0.1		—
Adjusted gross profit	321.1	38.8%	246.4	36.0%	74.7	52.6%	—
Operating income (expense)	87.1	10.5%	86.4	12.6%	26.1	18.4%	(25.4)
Adjustments	10.9		8.3		0.8		1.8
Adjusted operating income (expense)	$ 98.0	11.8%	$ 94.7	13.8%	$ 26.9	18.9%	$ (23.6)

(1) Adjustments for the North America business segment represent integration costs, which include severance and benefits costs, professional fees and other charges related to the transition of manufacturing facilities and distribution network, and other costs to support the continued alignment of the North America business segment related to the Sealy Acquisition.
(2) Adjustments for the International business segment represent integration costs incurred in connection with the introduction of Sealy products in certain international markets.
(3) Adjustments for Corporate represent integration costs which include legal fees, professional fees and other charges to align the business related to the Sealy Acquisition as well as financing costs incurred in connection with the amendment of the Company's senior secured credit facility in the third quarter of 2014.

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Constant Currency Information In this investor presentation the Company refers to, and in other press releases and other communications with investors the Company may refer to, net sales or earnings or other historical financial information on a “constant currency basis”, which is a non-GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior year period’s currency conversion rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period-to-period comparisons of business performance. 19